As filed with the Securities and Exchange Commission
                              on February 27, 2007


                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        x
                                                                               -

                        Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. 20                        x
                                                                               -


                                     and/or
                                     ------
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                x
                                                                               -


                                Amendment No. 33                               x
                        (Check appropriate box or boxes)                       -



                                  SPECTRA FUND
                                  ------------
               (Exact Name of Registrant as Specified in Charter)

        111 FIFTH AVENUE, NEW YORK, NEW YORK                    10003
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including Area Code: 212-806-8800


                                 MR. HAL LIEBES
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE,
                                    2ND FLOOR
                               NEW YORK, NY 10003
                               ------------------
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             ROBERT I. JONES, ESQ.
                         HOLLYER BRADY SMITH & HINES LLP
                                551 FIFTH AVENUE
                            NEW YORK, NY 10176-2701


It is proposed that this filing will become effective (check appropriate box):

---      immediately upon filing pursuant to paragraph (b),
X
---      on March 1, 2007 pursuant to paragraph (b)

---      60 days after filing pursuant to paragraph (a)(1)

---      on [date] pursuant to paragraph (a)(1)

---      75 days after filing pursuant to paragraph (a)(2)

---      on [date] pursuant to paragraph (a)(2) of Rule 485.


AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS - This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
                               THE SPECTRA FUNDS
--------------------------------------------------------------------------------
                                 Class N Shares


                                                       PROSPECTUS
                                                    MARCH 1, 2007

                                 Spectra Fund
                                 Spectra Green Fund
                                 Spectra Alchemy Fund
                                 Spectra International Opportunities Fund


As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


2  RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
--------------------------------------------------------------------------------
      2  INVESTMENTS
                Spectra Fund                                                2
                -------------------------------------------------------------
                Spectra Green Fund                                          3
                -------------------------------------------------------------
                Spectra Alchemy Fund                                        3
                -------------------------------------------------------------
                Spectra International Opportunities Fund                    4
                -------------------------------------------------------------
      5  PRINCIPAL RISKS
                Risks Applicable to each Fund                               5
                -------------------------------------------------------------
                Spectra Green Fund                                          6
                -------------------------------------------------------------
                Spectra Alchemy Fund and
                Spectra International Opportunities Fund                    6
                -------------------------------------------------------------
      7  PERFORMANCE
                Spectra Fund                                                7
                -------------------------------------------------------------
                Spectra Green Fund                                          8
                -------------------------------------------------------------
9  FEES AND EXPENSES
--------------------------------------------------------------------------------
                Spectra Fund                                                9
                -------------------------------------------------------------
                Spectra Green Fund                                         10
                -------------------------------------------------------------
                Spectra Alchemy Fund                                       10
                -------------------------------------------------------------
                Spectra International Opportunities Fund                   11
                -------------------------------------------------------------
12 HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------
13 ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------
14 MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------
19 SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
                Distributor                                                19
                -------------------------------------------------------------
                Transfer Agent                                             19
                -------------------------------------------------------------
                Net Asset Value                                            19
                -------------------------------------------------------------
                Purchasing and Redeeming Fund Shares                       20
                -------------------------------------------------------------
                Dividends and Distributions                                20
                -------------------------------------------------------------
                Class of Fund Shares                                       21
                -------------------------------------------------------------
22 INVESTMENT INSTRUCTIONS
--------------------------------------------------------------------------------
                To Open an Account                                         22
                -------------------------------------------------------------
                To Make Additional Investments in an Existing Account      22
                -------------------------------------------------------------
                To Exchange Shares                                         23
                -------------------------------------------------------------
                To Redeem Shares                                           24
                -------------------------------------------------------------
25 MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
26 DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
27 OTHER INFORMATION
--------------------------------------------------------------------------------
28 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BACK COVER:   For Fund Information
--------------------------------------------------------------------------------


Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

-------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT
FUND            OBJECTIVE*     PRINCIPAL STRATEGIES                                PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Spectra         Long-term      o     Invests primarily in equity securities        o     Market risk
Fund            capital              of any size that the Manager believes         o     Growth stock risk
                appreciation         demonstrate growth potential                  o     Manager risk
                               o     Invests primarily in growth stocks of         o     Unseasoned issuer risk
                                     companies characterized by high unit          o     Liquidity risk
                                     volume growth or positive life cycle          o     Leverage Risk
                                     change

Spectra         Long-term      o     Invests at least 80% of its net assets        o     Market risk
Green           capital              plus any borrowings for investment            o     Growth stock risk
Fund            appreciation         purposes in equity securities of              o     Manager risk
                                     companies of any size that the Manager        o     Unseasoned issuer risk
                                     believes conduct their business in an         o     Liquidity risk
                                     environmentally sustainable manner and        o     Leverage risk
                                     demonstrate promising growth potential.       o     Limited opportunity risk
                               o     Invests primarily in growth stocks of
                                     companies characterized by high unit
                                     volume growth or positive life cycle
                                     change

Spectra         Long-term      o     Invests at least 80% of its net assets        o     Market risk
Alchemy         capital              plus any borrowings for investment            o     Growth stock risk
Fund            appreciation         purposes in equity securities.                o     Manager risk
                               o     Invests primarily in growth stocks of         o     Unseasoned issuer risk
                                     companies characterized by high unit          o     Liquidity risk
                                     volume growth or positive life cycle change   o     Leverage risk
                               o     Equity research analysts select               o     Foreign security risk
                                     investments in all market                     o     Emerging market country risk
                                     capitalizations, styles and geographies       o     Foreign currency risk
                               o     May invest in securities of companies         o     Derivatives risk
                                     located in emerging market countries

Spectra         Long-term      o     Invests at least 80% of its net assets,       o     Market risk
International   capital              plus any borrowings for investment            o     Growth stock risk
Opportunities   appreciation         purposes, in equity securities of             o     Manager risk
Fund                                 foreign companies                             o     Unseasoned issuer risk
                               o     Invests primarily in growth stocks of         o     Liquidity risk
                                     companies characterized by high unit          o     Leverage risk
                                     volume growth or positive life cycle change   o     Foreign security risk
                               o     May invest in securities of companies         o     Emerging market country risk
                                     located in emerging market countries          o     Foreign currency risk
                                                                                   o     Derivatives risk

* Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RISK/RETURN SUMMARY:
 INVESTMENTS, RISKS & PERFORMANCE
--------------------------------------------------------------------------------

INVESTMENTS: THE SPECTRA FUNDS
--------------------------------------------------------------------------------


The investment objective and primary approach of each Fund is discussed individually below. Each of the Funds invests primarily in equity securities of all capitalizations, such as common or preferred stocks. Each of the Funds invests primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., ("Alger Management" or the "Manager") believes that these companies tend to fall into one of two categories:


o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Funds may invest in companies of any market capitalization. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.


Each of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

Each of the Funds can leverage, that is, borrow money to buy additional securities. By borrowing money, a Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

SPECTRA FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE: SPECTRA FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

SPECTRA GREEN FUND ("GREEN FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: GREEN FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any that, in the opinion of the Manager conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. These are companies that have shown a commitment to environmental sustainability as demonstrated through their business strategies, practices or investments. The Fund seeks to invest in companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future.


The Fund's investment strategy consists of fundamental analysis combined with an environmental sustainability investment process. In selecting stocks, the Manager uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.


SPECTRA ALCHEMY FUND ("ALCHEMY FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund's benchmark is the Russell 3000(R) Growth Index, which is an index of common stocks designed to track performance of companies with greater than average growth orientation in general.

The equity research analysts of the Manager select investments for the Fund that represent certain investment ideas in all market capitalizations, styles and geographies. Although the analysts may find investment ideas anywhere in the world, the analysts may emphasize investments in securities of U.S. issuers. Each analyst will be allocated a percentage of the Fund's total assets and will have such allocation rebalanced on a periodic basis--at least annually--by the Fund's Chief Investment Officer (the "CIO"). Each analyst will, in managing his or her portion of the Fund's portfolio, be subject to certain diversification requirements as determined by the CIO.

The Fund may invest in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Fund's assets to emerging market countries will vary from time to time.

The Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

SPECTRA INTERNATIONAL OPPORTUNITIES FUND ("INTERNATIONAL FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund's benchmark is the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East (EAFE(R)) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks. The Fund also uses MSCI All Country World Index ex U.S. as a benchmark. The MSCI All Country World Index includes 48 markets.

The Fund may invest in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Fund's assets to emerging market countries will vary from time to time.

The Manager seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The Manager focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, the Manager employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

PRINCIPAL RISKS
--------------------------------------------------------------------------------


RISKS APPLICABLE TO EACH FUND

As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. The value of a Fund's investments may not grow as fast as the rate of inflation, and stocks tend to be more volatile than some other investments you can make, such as bonds. Based on a Fund's investment objective, an investment in a Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

Trading in growth stocks may be relatively short-term, meaning that a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

Investing in companies of all capitalizations involves the risk that smaller issuers in which a Fund invests may have limited product lines or financial resources, or lack management depth. A Fund's investments in small cap stocks are subject to the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund due to the potentially less frequent trading of stocks of smaller capitalization companies.


The Funds may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.


If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

The risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.


There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.


RISKS APPLICABLE TO GREEN FUND
--------------------------------------------------------------------------------


The Fund's environmental sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do not pursue such goals.


RISKS APPLICABLE TO ALCHEMY FUND AND INTERNATIONAL FUND
--------------------------------------------------------------------------------

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Funds invest may have limited product lines or financial resources or lack management depth. The Funds' investments in small cap stocks are subject to the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund owing to the potentially less frequent trading of stocks of smaller market capitalization companies.

A Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

PERFORMANCE
--------------------------------------------------------------------------------

The following bar charts and the tables beneath them give you some indication of the risks of investing in a Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns before taxes for the indicated periods compare with those of a broad measure of market performance. The tables also show the effect of taxes on each Fund's returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index. Investors cannot invest directly in any index.

--------------------------------------------------------------------------------
SPECTRA FUND
--------------------------------------------------------------------------------


                    ANNUAL TOTAL RETURN as of December 31 (%)
--------------------------------------------------------------------------------


                                   [BAR CHART]

     1997   1998    1999    2000    2001    2002    2003  2004   2005    2006
    -------------------------------------------------------------------------
    24.69  47.94   71.94  -32.45  -17.49  -35.96   34.90  6.30  15.44   20.54

BEST QUARTER:
-------------------
Q4 1999   44.34%

WORST QUARTER:
-------------------
Q4 2000   -23.71%

The following table compares the Fund's performance with that of the Russell 3000 Growth Index:


----------------------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
----------------------------------------------------------------------------------------------
                                      1 YEAR    5 YEARS    10 YEARS   20 YEARS    30 YEARS
----------------------------------------------------------------------------------------------
Return Before Taxes                    20.54%     5.03%      8.49%     14.29%      16.36%*
Return After Taxes on Distributions    20.54%     5.03%      8.04%     10.41%            *
Return After Taxes on Distributions
   and Sale of Fund Shares             13.35%     4.33%      7.35%     10.53%            *
Russell 3000 Growth Index               9.46%     3.01%      5.34%     10.09%            *
----------------------------------------------------------------------------------------------

* The Fund operated as a closed-end mutual fund from August 23, 1978 to October 31, 1995. The calculation of total return during that time assumes dividends were reinvested at market value.

Before Spectra Green Fund commenced operations, substantially all of the assets of another investment company advised by the Manager (Alger Green Institutional
Fund) (the "Predecessor Fund"), a series of The Alger Institutional Funds, were transferred to the Fund in a tax-free reorganization. The reorganization occurred on January 11, 2007. The performance figures for the Fund's Class N shares in the bar chart represent the performance of the Predecessor Fund's Class I shares from year-to-year.


--------------------------------------------------------------------------------
GREEN FUND*
--------------------------------------------------------------------------------


                    ANNUAL TOTAL RETURN as of December 31 (%)
--------------------------------------------------------------------------------

                                   [BAR CHART]

                 2001    2002    2003   2004    2005    2006
               ---------------------------------------------
               -23.12  -41.13   32.69   7.67   15.85   17.88

BEST QUARTER:
-------------------
Q2 2003   16.08%

WORST QUARTER:
-------------------
Q1 2001   -20.61%

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                   SINCE
                                                                 INCEPTION
                                          1 YEAR     5 YEARS     (12/4/00)
--------------------------------------------------------------------------------
Return Before Taxes                       17.88%       2.81%       (3.41)%
Return After Taxes on Distributions       15.10%       1.55%       (4.39)%
Return After Taxes on Distributions
   and Sale of Fund Shares                12.68%       1.82%       (3.29)%
Russell 3000 Growth Index                  9.46%       3.01%       (1.19)%


* The performance for the Fund's Class N shares represents the performance of the Predecessor Fund's Class I shares. Prior to October 19, 2006, the Predecessor Fund was managed by different portfolio managers and followed different investment strategies under the name "Alger Socially Responsible Institutional Fund." Performance prior to October 19, 2006 reflects that management style and does not reflect the current investment personnel and strategies of the Predecessor Fund or the Fund.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS DESIGNED TO TRACK PERFORMANCE OF COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION WITHOUT REGARD TO MARKET CAPITALIZATION. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.
--------------------------------------------------------------------------------


As each of Alchemy Fund and International Fund are new, past performance information is not available for these Funds as of the date of this prospectus.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

Investors incur certain fees and expenses in connection with an investment in a Fund.

The table below shows the fees and expenses that you may incur if you buy and hold Class N shares of a Fund.


--------------------------------------------------------------------------------
SPECTRA FUND
--------------------------------------------------------------------------------


The numbers below are based on Spectra Fund's expenses during its fiscal year ended October 31, 2006.


--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)                                  None

Redemption Fee*
(as a percentage of amount redeemed)                                       2.00%
                                                                           =====
Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)
   Advisory Fees**                                                         1.46%
   All Other Expenses:
      Distribution and/or Service (12b-1) Fee                     0.25%
      Other Expenses                                              0.30%
                                                                  -----
   Total All Other Expenses                                                0.55%
                                                                           -----

Total Annual Fund Operating Expenses                                       2.01%

Fee Waiver***                                                              0.51%
                                                                           -----
Net Annual Fund Operating Expenses                                         1.50%
                                                                           =====
--------------------------------------------------------------------------------

* The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

** Previously the Fund's Advisory Fees included an additional 0.04% in Administrative Fees that are now included in Other Expenses.

*** The Manager has contractually agreed to waive its fees and/or reimburse Fund expenses through February 28, 2008 to the extent necessary to limit the annual operating expenses of the Fund to 1.50% of the Fund's average net assets (excluding interest, taxes, brokerage, and extraordinary expenses). The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years. Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive 0.30% of its advisory fee. The fee waiver in the table has been restated to reflect this waiver.

--------------------------------------------------------------------------------
GREEN FUND
--------------------------------------------------------------------------------

The numbers below for Green Fund's Other Expenses are estimated based on the Predecessor Fund's Class I shares expenses during its fiscal year ended October 31, 2006.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)                                  None

Redemption Fee*                                                            2.00%
                                                                           =====
Annual Fund Operating Expenses
(as a percentage of average net assets)
   Advisory Fees**                                                         0.71%
   All Other Expenses:
      Distribution and/or Service (12b-1) Fee***                  0.25%
      Other Expenses                                              6.08%

   Total All Other Expenses                                                6.33%
                                                                           -----
Total Annual Fund Operating Expenses+                                      7.04%
Fee Waiver and/or Expense Reimbursement+                                   5.79%
                                                                           -----
Net Annual Fund Operating Expenses                                         1.25%
                                                                           =====
--------------------------------------------------------------------------------


* The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).


** Previously the Fund's Advisory Fees included on additional 0.04% in Administrative Fees that are now included in Other Expenses.


*** The Predecessor Fund's Class I shares were subject to a .25% Shareholder Servicing fee and no Distribution fee.


+ The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2008 to the extent necessary to limit the total annual fund operating expenses of the Fund to 1.25% of the Fund's average daily net assets. The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.

--------------------------------------------------------------------------------
ALCHEMY FUND
--------------------------------------------------------------------------------

"Other Expenses" for Alchemy Fund are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)                                  None

Redemption Fee*
(as a percentage of amount redeemed)                                       2.00%
                                                                           =====

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
   Advisory Fees                                                            .85%
   Distribution and/or Service (12b-1) Fee                                  .25%
   Other Expenses                                                           .61%
                                                                           -----
Total Annual Operating Expenses                                            1.71%
Fee Waiver and/or Expense Reimbursement**                                   .51%
                                                                           -----
Net Expenses                                                               1.20%
                                                                           =====
--------------------------------------------------------------------------------

* The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

** Other Expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2008 to the extent necessary to limit the total annual fund operating expenses of the Class N shares of the Fund to 1.20% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
INTERNATIONAL FUND
--------------------------------------------------------------------------------

"Other Expenses" for International Fund are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)                                  None

Redemption Fee*
(as a percentage of amount redeemed)                                       2.00%
                                                                           =====

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
   Advisory Fees                                                           1.00%
   Distribution and/or Service (12b-1) Fee                                  .25%
   Other Expenses                                                           .70%
                                                                           -----
Total Annual Operating Expenses                                            1.95%
Fee Waiver and/or Expense Reimbursement**                                   .30%
                                                                           -----
Net Expenses                                                               1.65%
                                                                           =====
--------------------------------------------------------------------------------

* The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

** Other Expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2008 to the extent necessary to limit the total annual fund operating expenses of the Class N shares of the Fund to 1.65% of the Fund's average daily net assets.


EXAMPLES
--------------------------------------------------------------------------------
The examples below are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in Class N shares of a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                        1 YEAR    3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
SPECTRA FUND                            $ 153      $  518       $ 909   $ 2,184
GREEN FUND                              $ 127      $1,558         N/A       N/A
ALCHEMY FUND                            $ 122      $  489         N/A       N/A
INTERNATIONAL FUND                      $ 168      $  583         N/A       N/A
--------------------------------------------------------------------------------


Absent fee waivers and reimbursements, your costs would be:


--------------------------------------------------------------------------------
                                        1 YEAR    3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
SPECTRA FUND                            $ 204      $  630     $ 1,083   $ 2,338
GREEN FUND                              $ 697      $2,048         N/A       N/A
ALCHEMY FUND                            $ 174      $  539         N/A       N/A
INTERNATIONAL FUND                      $ 198      $  612         N/A       N/A
--------------------------------------------------------------------------------

Each Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. For each Fund, this fee is paid out of the Rule 12b-1 fee the Fund pays the Distributor for the provision of distribu-tion and shareholder servicing services. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide servicing and/or maintenance of shareholder accounts.

--------------------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example assumes the following:

o     You invest $10,000 in the Fund and hold it for the entire 10-year period;
      and

o     Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

------------------------------------------------------------------------------------------------------------------------------------
SPECTRA FUND      CLASS N YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8     YEAR 9    YEAR 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                 1.50%      1.71%      1.71%      1.71%      1.71%      1.71%      1.71%      1.71%     1.71%     1.71%
Cumulative Gross Return       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%    55.13%    62.89%
Cumulative Net Return         3.50%      6.91%     10.42%     14.06%     17.81%     21.68%     25.69%     29.82%    34.09%    38.50%
End Investment Balance    $ 10,350   $ 10,691   $ 11,042   $ 11,406   $ 11,781   $ 12,168   $ 12,569   $ 12,982   $13,409   $13,850
Annual Expense            $    153   $    180   $    186   $    192   $    198   $    205   $    212   $    218      $226   $   233

------------------------------------------------------------------------------------------------------------------------------------
GREEN FUND        CLASS N YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8    YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                 1.25%      7.04%      7.04%      7.04%      7.04%      7.04%      7.04%      7.04%     7.04%     7.04%
Cumulative Gross Return       5.00%     10.25%     15.76%     21.55%     27.63%    34.01%      40.71%     47.75%    55.13%    62.89%
Cumulative Net Return         3.75%      1.63%     -0.44%     -2.47%     -4.46%     -6.41%     -8.32%    -10.19%   -12.02%   -13.82%
End Investment Balance    $ 10,375   $ 10,163   $  9,956   $  9,753   $  9,554   $  9,359   $  9,168   $  8,981   $ 8,798   $ 8,618
Annual Expense            $    127   $    723   $    708   $    694   $    680   $    666   $    652   $    639      $626   $   613

------------------------------------------------------------------------------------------------------------------------------------
ALCHEMY FUND      CLASS N YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8    YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                 1.20%      1.71%      1.71%      1.71%      1.71%      1.71%      1.71%      1.71%     1.71%     1.71%
Cumulative Gross Return       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%    55.13%    62.89%
Cumulative Net Return         3.80%      7.22%     10.74%     14.39%     18.15%     22.04%     26.05%     30.20%    34.48%    38.91%
End Investment Balance    $ 10,380   $ 10,722   $ 11,074   $ 11,439   $ 11,815   $ 12,204   $ 12,605   $ 13,020   $13,448   $13,891
Annual Expense            $    122   $    180   $    186   $    192   $    199   $    205   $    212   $    219      $226   $   234

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
                  CLASS N YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5     YEAR 6     YEAR 7     YEAR 8    YEAR 9     YEAR 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                 1.65%      1.95%      1.95%      1.95%      1.95%      1.95%      1.95%      1.95%     1.95%     1.95%
Cumulative Gross Return       5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%    55.13%    62.89%
Cumulative Net Return         3.35%      6.50%      9.75%     13.10%     16.55%     20.10%     23.77%     27.54%    31.43%    35.44%
End Investment Balance    $ 10,335   $ 10,650   $ 10,975   $ 11,310   $ 11,655   $ 12,010   $ 12,377   $ 12,754   $13,143   $13,544
Annual Expense            $    168   $    205   $    211   $    217   $    224   $    231   $    238   $    245   $   252   $   260
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


OPTIONS
--------------------------------------------------------------------------------

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS
--------------------------------------------------------------------------------

In times of adverse or unstable market, economic or political conditions, a Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------

MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/06) approximately $7.5 billion in mutual fund assets as well as $1.9 billion in other assets. The Manager has managed the Spectra Fund since 1974, and the Predecessor Fund to Green Fund since 2000. Pursuant to an investment management agreement with the Funds, the Manager makes investment decisions for the Funds and continuously reviews the Funds' investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. The Funds pay the Manager fees at these annual rates based on a percentage of average daily net assets: Spectra Fund - 1.46; Green Fund - 0.71%; Alchemy Fund - 0.85%; International Fund - 1.00%.

A discussion of the Trustees' basis for approving the advisory contracts for Spectra Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2006. A discussion of the Trustees' basis for approving the advisory contracts for Green Fund, Alchemy Fund and International Fund will be available in the Funds' semi-annual report to shareholders for the six-month period ended April 30, 2007.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND                 PORTFOLIO MANAGER(S)   SINCE
--------------------------------------------------------------------------------

Spectra Fund         Patrick Kelly          October 2005
                                            (co-portfolio manager from
                                            September 2004 to October
                                            2005)

Green Fund           Fauzia Rashid          Inception (October 19, 2006)
                     Christopher R. Walsh   Inception (October 19, 2006)

Alchemy Fund         Kevin Collins          Inception (March 1, 2007)
                     John Kiang             Inception (March 1, 2007)
                     Fred Lee               Inception (March 1, 2007)
                     Rosanne Ott            Inception (March 1, 2007)
                     Fauzia Rashid          Inception (March 1, 2007)
                     Joanne Sayers          Inception (March 1, 2007)
                     Brian Schulz           Inception (March 1, 2007)
                     Eric Shen              Inception (March 1, 2007)
                     Andrew Silverberg      Inception (March 1, 2007)
                     Christopher R. Walsh   Inception (March 1, 2007)

International Fund   Dan C. Chung           Inception (March 1, 2007)
                     Gregory S. Adams       Inception (March 1, 2007)
--------------------------------------------------------------------------------

Patrick Kelly is primarily responsible for the day-to-day management of Spectra Fund. Fauzia Rashid and Christopher R. Walsh are the individuals primarily responsible for the day-to-day management of portfolio investments for Green Fund. Daniel C. Chung and Gregory S. Adams, CFA, are the individuals primarily responsible for the day-to-day management of portfolio investments for International Fund.

The senior members of the Manager's analyst team, which manage the Alchemy Fund's portfolio, are Kevin Collins, CFA, John Kiang, Fred Lee, Rosanne Ott, Fauzia Rashid, Joanne Sayers, Brian Schulz, Eric Shen, Andrew Silverberg and Christopher R. Walsh, CFA. Dan C. Chung, CFA, functions as the Fund's CIO. Each analyst is allocated a percentage of Alchemy Fund's total assets, is primarily responsible for the day-to-day management of that portion of the Fund's portfolio, and has such allocation rebalanced on a periodic basis--at least annually--by the Fund's Chief CIO.


The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of shares of the Fund(s) that they manage.


o Mr. Adams has been employed by the Manager since May 2006 and currently serves as Senior Vice President and the Director of Quantitative Research. Prior to joining the Manager, Mr. Adams was the Director of Quantitative Research at Lord Abbett & Co. from August 2005 to February 2006. From October 1999 to June 2005, he served as a Managing Director and portfolio manager at Scudder Investments, which was acquired in 2002 by Deutsche Asset Management.

o Mr. Chung has been employed by the Manager since 1994, and currently serves as Chief Investment Officer and President.

o Mr. Collins has been employed by the Manager since 1996, and currently serves as a Senior Vice President and Senior Analyst.

o Mr. Kiang has been employed by the Manager since May 2006 and currently serves as a Vice President and Analyst for the Manager. Prior to joining the Manager, he was a Vice President and Financial Analyst at Goldman Sachs & Co from 1995 to 2004.

o Mr. Lee has been employed by the Manager since June 2005 and currently serves as a Vice President and Analyst for the Manager. Prior to joining the Manager, he was a Equity Research Associate Analyst at Credit Suisse First Boston from 1998 to January 2003. Mr. Lee was self-employed from January 2003 to August 2003 and then attended the University of Chicago, Graduate School of Business from August 2003 to June 2005.

o Ms. Ott has been employed by the Manager since 2002, and currently serves as a Vice President and Senior Analyst.

o Ms. Sayers has been employed by the Manager since 2003 and currently serves as a Vice President and Senior Analyst for the Manager. Prior to joining the Manager, she was a Research Associate at Lehman Brothers from June 2000.

o Mr. Schulz has been employed by the Manager since July 2004, and currently serves as a Vice President and Analyst. Prior to joining the Manager, he was a Research Associate at Credit Suisse from July 2001 to July 2004.

o Mr. Shen has been employed by the Manager since May 2006 and currently serves as a Vice President and Senior Analyst for the Manager. Prior to joining the Manager, he was an Analyst at Robertson Stephens and a portfolio manager at Dresdner RCM from December 2001 to January 2005. Mr. Shen was self-employed from January 2005 to September 2005 and provided consulting advice to OriginCapital from September 2005 to March 2006.

o Mr. Silverberg has been employed by the Manager since 2001, and currently serves as a Senior Vice President and Senior Analyst.

o Mr. Kelly has been employed by the Manager since 1999, and currently serves as a Senior Vice President and portfolio manager.

o Ms. Rashid has been employed by the Manager since June 2004 and currently serves as a Vice President and Senior Analyst for the Manager. Prior to joining the Manager, she was a Senior Equity Analyst at Bank of New York Asset Management from April 2002 to April 2004.

o Mr. Walsh has been employed by the Manager since 2001, and currently serves as a Vice President and Senior Analyst.

ADMINISTRATOR
--------------------------------------------------------------------------------


Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the Manager an administrative fee at the annual rate of 0.04% based on a percentage of the Fund's average daily net assets.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including Spectra Fund (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings.

In September 2004, consolidated amended complaints involving these cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")-were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above,
(i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including Spectra Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and
(iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
--------------------------------------------------------------------------------


Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311


TRANSFER AGENT
--------------------------------------------------------------------------------

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480


NET ASSET VALUE
--------------------------------------------------------------------------------


The value of one Class N share is its "net asset value," or NAV. The NAV for each Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

The assets of each Fund are generally valued on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by a Fund are normally valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster causes a market to close early). Because certain Funds invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares. If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------
NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

PURCHASING AND REDEEMING FUND SHARES
--------------------------------------------------------------------------------


You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, a Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase, Automatic Investment Plan, or online, a Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Funds may reject any purchase order. Share certificates are not issued for shares of a Fund.

If you redeem, by sale or exchange, shares of a Fund within 30 days of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Automatic Investment Plan of Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. Each Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends of each Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Funds expect that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.


Regardless of whether you choose to take distributions in cash or reinvest them in the Funds, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in a Fund.

CLASS OF FUND SHARES
--------------------------------------------------------------------------------


Each Fund has one class of shares - Class N.

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS - CLASS N
--------------------------------------------------------------------------------
                                                          INITIAL     SUBSEQUENT
                                                         INVESTMENT   INVESTMENT
--------------------------------------------------------------------------------
Regular account                                           $  1,000      $  50
--------------------------------------------------------------------------------
Traditional IRA                                           $    500      $  50
--------------------------------------------------------------------------------
Roth IRA                                                  $    500      $  50
--------------------------------------------------------------------------------
Coverdell ESA                                             $    500      $  50
--------------------------------------------------------------------------------
SIMPLE IRA                                                $    500      $  50
--------------------------------------------------------------------------------
Keogh                                                     $    500      $  50
--------------------------------------------------------------------------------
401(k)                                                    $    500      $  50
--------------------------------------------------------------------------------
403(b)                                                    $    500      $  50
--------------------------------------------------------------------------------
Automatic Investment                                      $    500      $  50
--------------------------------------------------------------------------------
Asset-based Fee Program Accounts                          $    250      $  50
--------------------------------------------------------------------------------
Minimums may be waived in certain circumstances.

If at any time the value of your Fund shares within your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may redeem all of your Fund shares within your account.

--------------------------------------------------------------------------------
INVESTMENT INSTRUCTIONS
--------------------------------------------------------------------------------

TO OPEN AN ACCOUNT:
--------------------------------------------------------------------------------

BY MAIL: The Funds do not accept cash or cash alternatives for Fund purchases. Make checks payable to "The Spectra Funds." Visit the Funds' website to download a prospectus and new account application at WWW.SPECTRAFUND.COM, or call (800) 711-6141 to receive an application via U.S. mail. Mail your completed application and check to the Funds' transfer agent:


            Boston Financial Data Services
            Attn: The Spectra Funds
            P.O. Box 8480
            Boston, MA 02266-8480


Overnight mail is to be sent to the Fund's transfer agent at the following address:

            Boston Financial Data Services
            Attn: The Spectra Funds
            30 Dan Road
            Canton, MA 02021

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc., Attn: The Spectra Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Call Boston Financial Data Services, Inc. at (800) 711-6141 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

ONLINE: You can open a new account online. Go to WWW.SPECTRAFUND.COM and follow the online instructions. Please be sure to first read the Fund prospectus before investing.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:
--------------------------------------------------------------------------------

BY MAIL: Complete the Invest by Mail slip attached to your Fund statement and return the slip with your investment to:

            Boston Financial Data Services
            Attn: The Spectra Funds
            P.O. Box 8480
            Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the Account Application or returning the Additional Services Form available at WWW.SPECTRAFUND.COM or call (800) 711-6141 to receive the form by mail. Your purchase request will be processed at the NAV next calculated after it is received and the funds will be transferred from your designated bank account to your Fund account, normally within one business day. Call (800) 711-6141 to initiate a TelePurchase.

WIRE: Have your bank wire funds to: State Street Bank and Trust Company. Contact Boston Financial Data Services at (800) 711-6141 for details.


* Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.


AUTOMATICALLY: The Spectra Funds' Automatic Investment Plan allows you to make automatic purchases on the day of the month that you select. Fill out the appropriate information on the New Account Application or return the Additional Services Form available at WWW.SPECTRAFUND.COM or call (800) 711-6141 to receive the form by mail. Minimum automatic investment is $50 with a minimum initial investment of $500.


Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 711-6141 for a Payroll Savings Plan Form or download it at WWW.SPECTRAFUND.COM.

* Not available for Retirement Plans

ONLINE: You can purchase additional shares in an existing Fund account. Go to WWW.SPECTRAFUND.COM and follow the online instructions.

TO EXCHANGE SHARES:
--------------------------------------------------------------------------------


You can exchange shares of any Fund for shares of another Fund, or Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. You can go to WWW.SPECTRAFUND.COM, login to access your account, and follow the online instructions, or call (800) 711-6141 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of Alger Money Market Fund acquired by exchange of Class N shares of a Fund will include a Class N share class designation solely for operational reasons to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from a Fund. If you would like a prospectus describing the Alger Money Market Fund, please call the Funds at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2% redemption fee if you exchange shares of a Fund within 30 days of purchase (including purchase by exchange).

TO REDEEM SHARES:
--------------------------------------------------------------------------------

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc.,
Attn: The Spectra Funds which includes:

o     account number

o     Fund name

o     number of shares or dollar amount of redemption

o     where to send the proceeds

o     signature(s) of registered owner(s)

o     a signature guarantee if

      o     your redemption is for more than $25,000; or

      o you want the check sent to a different address than the one we have on file; or

      o you want the check to be made payable to someone other than the registered owner(s) we have on file; or


      o     you have changed your address on file within the past 30 days.

BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refused this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 30 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TELEREDEMPTION (minimum $500, maximum $50,000) is available by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. Your redemption request will be processed at the NAV next calculated after it is received and the funds will be transferred to your bank account normally within 2 business days. Shares issued in certificate form are not eligible for this service.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records. Fed wire requests to a bank account not previously designated on the Fund's records must be made in writing, and require a signature guarantee.

*     Not available for Retirement Plans


CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the current account value in the Fund at the time you begin participation in the Plan.

ONLINE: You can redeem shares from an existing Fund account. Go to WWW.SPECTRAFUND.COM and follow the online instructions.

To speak with a Spectra Funds Representative call (800) 711-6141.


Web address: WWW.SPECTRAFUND.COM


Representatives are available to assist you with any questions you have.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------


Each of Spectra Fund and Spectra Green Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis. Each of Alchemy Fund and International Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." Additionally, each of the Funds is subject to a redemption fee. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, each Fund recognizes (and for Alchemy Fund and International Fund, the presence of foreign securities in each Fund's portfolio) that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. Each Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Funds.


The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While a Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that a Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.


--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and its month-end full portfolios with a 60 day lag on their web-site WWW.SPECTRAFUND.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.


In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

For additional information, please see "Portfolio Transactions--Disclosure of Portfolio Holdings" in the Funds' Statement of Additional Information.


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Under certain circumstances, a Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Funds and Transfer Agent have reasonable procedures in place to determine that the instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Fund through an administrator or trustee (the "Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund, but in any event are designed to detect and prevent excessive trading. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for a Fund, expertise in distributing a particular class of shares of a Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor.

Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand each Fund's financial performance for the indicated periods. The Green Fund's financial highlights represent those of the Predecessor Fund's Class I shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements is included in the Annual Report, which is available upon request.

As new funds, financial highlights information for Alchemy Fund and International Fund is not available as of the date of this prospectus.

--------------------------------------------------------------------------------
THE SPECTRA FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


SPECTRA FUND                                                  CLASS N SHARES
                                 ---------------------------------------------------------------------------
                                        For the         For the       For the        For the       For the
                                     year ended      year ended    year ended     year ended    year ended
                                    October 31,     October  31,  October 31,   October  31,   October 31,
                                           2006            2005          2004           2003          2002
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net asset value,
   beginning of year             $         6.94   $        5.84   $      5.88   $       4.76   $      6.32
Net investment income loss (i)            (0.10)          (0.05)        (0.10)         (0.07)        (0.09)
Net realized and
   unrealized gain (loss)
   on investments                          1.65            1.15          0.06           1.19         (1.47)
------------------------------------------------------------------------------------------------------------
Total from investment
   operations                              1.55            1.10         (0.04)          1.12         (1.56)
------------------------------------------------------------------------------------------------------------
Distributions from
   net realized gains                        --              --            --             --            --
------------------------------------------------------------------------------------------------------------
Net asset value, end
   of year                       $         8.49   $        6.94   $      5.84   $       5.88   $      4.76
------------------------------------------------------------------------------------------------------------
Total return                              22.33%          18.84%        (0.68)%        23.53%       (24.68)%
RATIO/SUPPLEMENTAL DATA:
   Net assets, end of
      year (000's omitted)       $      191,387   $     187,542   $   210,439   $    257,337   $   252,620
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                      2.01%           2.07%         1.98%          2.03%         1.98%
------------------------------------------------------------------------------------------------------------
Ratio of net investment
   loss to average net assets             (1.20)%         (0.81)%       (1.63)%        (1.39)%       (1.52)%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  232.20%         247.72%       159.35%        192.19%       172.25%
------------------------------------------------------------------------------------------------------------

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SPECTRA GREEN FUND

                                                                   CLASS I SHARES
                                -----------------------------------------------------------------------------------
                                    For the           For the            For the           For the       For the
                                 year ended        year ended         year ended        year ended     year ended
                                October 31,       October 31,        October 31,       October 31,    October 31,
                                       2006              2005               2004              2003           2002
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net asset value,
   beginning of year            $      6.17       $      5.37        $      5.38       $      4.43    $      6.37
Net investment income loss (i)        (0.03)            (0.01)             (0.05)            (0.09)         (0.77)
Net realized and
   unrealized gain (loss)
   on investments                      1.13              1.05               0.07              1.04          (1.17)
-------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                          1.10              1.04               0.02              0.95          (1.94)
-------------------------------------------------------------------------------------------------------------------
Distributions from
   net realized gains                 (0.66)            (0.24)             (0.03)               --             --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end
   of year                      $      6.61       $      6.17        $      5.37       $      5.38    $      4.43
-------------------------------------------------------------------------------------------------------------------
Total return                          19.10%            19.80%              0.30%            21.40%        (30.50)%
RATIO/SUPPLEMENTAL DATA:
   Net assets, end of
      year (000's omitted)      $     2,446       $     1,505        $     1,277       $     1,277    $        46
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                  1.25%(iv)         1.25%(iii)         1.34%(ii)         2.26%         13.48%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment
   loss to average net assets         (0.53)%           (0.25)%            (1.04)%           (1.69)%       (13.17)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              209.65%           152.60%            166.03%           187.82%        205.83%
-------------------------------------------------------------------------------------------------------------------


(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(ii)  AMOUNT HAS BEEN REDUCED BY 0.90% DUE TO EXPENSE REIMBURSEMENT.

(iii) AMOUNT HAS BEEN REDUCED BY 0.75% DUE TO EXPENSE REIMBURSEMENT.

(iv)  AMOUNT HAS BEEN REDUCED BY 5.79% DUE TO EXPENSE REIMBURSEMENT.

NOTES:

NOTES:

NOTES:

--------------------------------------------------------------------------------
FOR FUND INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE:      (800) 711-6141
BY MAIL:           Boston Financial Data Services, Inc.
                   Attn: The Spectra Funds
                   P.O. Box 8480
                   Boston, MA 02266-8480
BY INTERNET:       Text versions of Fund documents can be downloaded from the following sources:

             o     THE FUND: HTTP://WWW.SPECTRAFUND.COM

             o     SEC (EDGAR) HTTP://WWW.SEC.GOV

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at HTTP://WWW.SPECTRAFUND.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at HTTP://WWW.SPECTRAFUND.COM or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at HTTP://WWW.SPECTRAFUND.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.

ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at WWW.ICSDELIVERY.COM/ALGER.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
The Spectra Funds
SEC File #811-1743

STATEMENT OF                                                       March 1, 2007
ADDITIONAL INFORMATION

                                THE SPECTRA FUNDS

================================================================================

      The Spectra Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that presently offers Class N shares, which have no sales charge, in the following four portfolios (each, a "Fund"): Spectra Fund, Spectra Green Fund ("Green Fund"), Spectra Alchemy Fund ("Alchemy Fund") and Spectra International Opportunities Fund ("International Fund").

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated March 1, 2007 for the Funds. It should be read together with a Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Spectra Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 711-6141, or at the
Trust's website at http://www.spectrafund.com.

      The Trust's financial statements for the year ended October 31, 2006 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.


                                    CONTENTS


The Funds ................................................................     2
Investment Strategies and Policies .......................................     2
Portfolio Transactions ...................................................    14
Net Asset Value ..........................................................    15
Purchases, Redemptions and Exchanges .....................................    15
Management ...............................................................    18
Code of Ethics ...........................................................    23
Taxes ....................................................................    23
Custodian and Transfer Agent .............................................    24
Diversification ..........................................................    24
Certain Shareholders .....................................................    24
Organization .............................................................    25
Proxy Voting Policies and Procedures .....................................    26
In General ...............................................................    27
Financial Statements .....................................................    27
Appendix .................................................................   A-1


                                     [LOGO]

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THE FUNDS

SPECTRA FUND

The Fund invests primarily in the equity securities of companies of any size that Fred Alger Management, Inc. ("Alger Management, or the "Manager") believes demonstrate promising growth potential.

GREEN FUND

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of companies of any size that, in the opinion of the Manager, conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential.

ALCHEMY FUND

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies. The Fund's benchmark is the Russell 3000(R) Growth Index, which is an index of common stocks designed to track performance of companies with greater than average growth orientation in general.

The Fund may invest up to 20% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Fund's assets to emerging market countries will vary from time to time.

INTERNATIONAL FUND

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

The Fund may invest up to 20% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Fund's assets to emerging market countries will vary from time to time.

IN GENERAL

Each Fund, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Fund. Total return is the sum of income return and capital return. Thus, if a Fund over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.

Growth funds, such as the Funds, seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Growth funds that invest in companies with smaller market capitalizations offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, generally offer relatively less opportunity for capital return but a greater degree of safety.

Investors considering equity investing through the Funds should carefully consider the inherent risks associated with an investment in each Fund. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

Each Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. Each Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause a Fund's net asset value be more volatile than the net asset value of a fund that does not engage in these activities.


INVESTMENT STRATEGIES AND POLICIES


The Prospectus discusses the investment objective of each Fund and the principal strategies employed to achieve this objective. This section contains supplemental information concerning the types of securities and other instruments in which each Fund may invest, the investment policies and portfolio strategies that each Fund may utilize and certain risks attendant on those investments, policies and strategies.

IN GENERAL

Each Fund seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Spectra Fund and Green Fund will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market, International Fund will invest primarily in securities traded on foreign exchanges and Alchemy Fund may invest in both. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. There is no guarantee that a Fund's objective will be achieved.

COMMON AND PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.


CASH POSITION


In order to afford a Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. This amount may be higher than that maintained by other funds with similar investment objectives.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest up to 100% of assets in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:


o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

o     repurchase agreements.


Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

A Fund will not invest in any debt security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by a Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.


SMALL CAPITALIZATION INVESTMENTS


Certain companies in which a Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


CONVERTIBLE SECURITIES


Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates.

Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, a Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


U.S. GOVERNMENT OBLIGATIONS


Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

REPURCHASE AGREEMENTS


Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Management reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


WARRANTS AND RIGHTS


Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.


EXCHANGE-TRADED FUNDS


To the extent otherwise consistent with its investment policies and applicable law, each Fund may invest up to 5% of its total assets in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging stock index exposure in the Fund's investment strategies.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Fund to bear the expense of registration.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Fund's adviser acting subject to the Board's supervision) determines that the securities are, in fact, liquid. The Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

A Fund will not invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than 7 days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.


SHORT SALES


Each Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


LENDING OF PORTFOLIO SECURITIES


In order to generate income and to offset expenses, each Fund may lend portfolio securities with a value up to 33 1/3% of the Fund's total assets, including all collateral for such loans less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned:
(a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.


FOREIGN SECURITIES


Spectra Fund may invest up to 20% of the value of its total assets, and each of Green Fund, Alchemy Fund and International Fund may invest without limit, in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund's purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar-denominated securities of foreign issuers, which are not subject to Spectra Fund's 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

DERIVATIVE TRANSACTIONS

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Alger Management will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Funds use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Trust nor the Funds will be a commodity pool. The Trust has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor the Funds is subject to registration or regulation as a pool operator under the Commodity Exchange Act.

FUTURES TRANSACTIONS--IN GENERAL (ALL FUNDS OTHER THAN SPECTRA FUND)

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

Each Fund other than Spectra Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures con-tract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by a Fund also is subject to Alger Management's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

SPECIFIC FUTURES TRANSACTIONS. Each Fund other than Spectra Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

Each Fund other than Spectra Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

Each Fund other than Spectra Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Fund other than Spectra Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.


OPTIONS


Each Fund may purchase put and call options and sell (write) covered put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all. The Funds may only buy or sell options that are listed on a national securities exchange.


A call option on a security is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.


A Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is
(1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.


Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.


STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices, and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.


If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation increases as the com-position of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.


A Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance either that the position can be offset prior to settlement at an advantageous price, or that delivery will occur. In order to cover its potential obligations if the Fund enters into futures contracts or options thereon, the Fund will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

FOREIGN CURRENCY TRANSACTIONS. Each Fund other than Spectra Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of the Fund's portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions may depend on the ability of Alger Management to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

SWAP TRANSACTIONS. Each Fund other than Spectra Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called "swaptions."

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund will enter into swap agreements only when Alger Management believe it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).

COMBINED TRANSACTIONS. Each Fund other than Spectra Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Alger Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Alger Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

BORROWINGS

The Funds may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of a Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. Each Fund may also borrow from banks for temporary or emergency purposes. Each Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


INVESTMENT RESTRICTIONS


Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Each Fund's investment objective is a non-fundamental policy, which may be changed by the Board of Trustees at any time.

For each Fund:

1. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Except in the case of the percentage limitation set forth in Investment Restriction No. 1, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

Each Fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) not more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.


PORTFOLIO TRANSACTIONS


Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund might make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


Transactions in equity securities are in many cases effected on U.S. stock exchanges or over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Funds a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Funds and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, Spectra Fund paid an aggregate of approximately $1,050,034, $1,167,262 and $1,411,537 respectively, in brokerage commissions, of which approximately $510,806, $640,343 and $651,251 respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2006 constituted 48.65% of the aggregate brokerage commissions paid by the Fund; during that year, 60.96% of the aggregate dollar amount of transactions by the Funds involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2006, $31,620,485 in portfolio transactions, incurring $78,167 in commissions, was allocated to brokers who supplied research to Spectra Fund, or Alger Management.


NET ASSET VALUE

The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) time on each day the New York Stock Exchange ("NYSE") is open.

The New York Stock Exchange ("NYSE") is generally open on each Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

PURCHASES AND REDEMPTIONS

Shares are offered continuously by the Funds and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Hilary M. Alger are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.


Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.


Investors may exchange stock of companies acceptable to Alger Management for shares of a Fund with a minimum of 100 shares of each company generally being required. The Funds believe such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Funds' assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Funds' securities are valued each day. Shares of a Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

CONFIRMATIONS AND ACCOUNT STATEMENTS

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

PURCHASES THROUGH PROCESSING ORGANIZATIONS


You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Funds may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on the Funds' behalf. In that case, the Funds will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Funds next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Funds directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Funds, Alger, Inc., or any of its affiliates.


AUTOMATIC INVESTMENT PLAN


Purchases into your account will be made on the day of the month you select. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase shall be made on the next business day. In order to participate, your account must be held by a bank which is a member of the Automated Clearing House.


Please note that transfers from your bank account to a fund sponsored retirement account will be considered current year contributions.

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

TELEPURCHASE AND TELEREDEMPTION


The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase or TeleRedemption request from the shareholder to purchase shares or redeem shares, respectively. You can apply for TelePurchase or TeleRedemption by completing an Additional Services Form and returning it to the Transfer Agent. Although the Funds are authorized to charge a fee of $17 for each Automated Clearing House redemption, they do not currently intend to do so. To use these privileges, your bank must be a member of the Automated Clearing House. Shares held in any Spectra retirement plan and shares issued in certificate form are not eligible for this service.

REDEMPTIONS AND EXCHANGES

You may incur a 2% redemption fee if you redeem shares of the Funds within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of the Funds may be suspended, or the date of payment postponed for more than seven days, (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Funds' investments or determination of its net asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Funds' shareholders.


No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TELEPHONE REDEMPTIONS

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800)711-6141. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.

The Funds, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.


REDEMPTIONS IN KIND


Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method each Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than 1% of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Funds.


SIGNATURE GUARANTEES

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGE PRIVILEGE


Shareholders may exchange shares of a Fund for shares of the Alger Money Market Fund (the "MMF") of The Alger Funds, another mutual fund managed by Alger Management, and conversely may also exchange shares of the MMF for Fund shares. MMF shares acquired in such exchanges, together with MMF shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of a Fund, but only for Fund shares of the same class as those originally exchanged for MMF shares. These exchanges will normally be effected at the respective net asset values of the Fund and MMF next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. If you exchange shares of a Fund for shares of the MMF within 30 days of purchase (including purchase by exchange into the Fund), the Fund may impose a redemption fee of 2% of the amount redeemed.

Shares of the MMF received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for MMF shares, an investor should carefully read a Prospectus describing the MMF. To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 711-6141. The Funds reserve the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.


For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

MANAGEMENT


TRUSTEES AND OFFICERS OF THE TRUST

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund's financial statements and the independent audit thereof. The members of the Committee, which met four times during the Funds' last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are not "interested persons" of the Trust ("Independent Trustees") for election to the Trust's Board. The Nominating Committee, which met once during the Funds' last fiscal year, is composed of all the Independent Trustees.

                                                                                                             NUMBER OF PORTFOLIOS
                                                                                                              IN THE ALGER FUND
                                                                                                                     COMPLEX(3)
NAME, AGE, POSITION WITH                                                                           TRUSTEE    WHICH ARE OVERSEEN
THE TRUST AND ADDRESS(1)                  PRINCIPAL OCCUPATIONS                                     SINCE         BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(2)

Hilary M. Alger (45)          Director of Development, Pennsylvania Ballet since                      2003           25
   Trustee                    2004, Associate Director of Development, College of Arts
                              and Sciences and Graduate School, University of Virginia 1999-2003.

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (53)    Managing Partner of North Castle Partners, a private equity             2000           25
   Trustee                    securities group; Chairman of Leiner Health Products, Enzymatic
                              Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox
                              (fitness company) and EAS (manufacturer of nutritional
                              products). Formerly Managing Director of AEA Investors, Inc.

Roger P. Cheever (61)         Senior Associate Dean of Development, Harvard University;               2000           25
   Trustee                    Formerly Deputy Director of the Harvard College Fund.

Lester L. Colbert, Jr. (73)   Private investor since 1988. Formerly, Chairman of the Board,           2000           25
   Trustee                    President and Chief Executive Officer of Xidex Corporation
                              (manufacturer of computer information media).

Stephen E. O'Neil (74)        Attorney; Private investor since 1981; Formerly of Counsel to the law firm of Kohler & Barnes.

Nathan E. Saint-Amand,        Medical doctor in private practice; Member of the Board of the          1986           25
   M.D. (69)                  Manhattan Institute (non-profit policy research) since 1988.
   Trustee                    Formerly Co-Chairman, Special Projects Committee, Memorial Sloan
                              Kettering.

----------
(1) The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2) Ms. Alger is an "interested person" (as defined in the Act) of the Fund by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

(3) "Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Each of the Trustees serves on the Boards of Trustees/Directors of the other five registered investment companies in the Fund Complex.

NAME, (AGE), POSITION WITH
THE TRUST AND ADDRESS(1)                       PRINCIPAL OCCUPATIONS                                   OFFICER SINCE(2)
-----------------------------------------------------------------------------------------------------------------------
OFFICERS

Dan C. Chung (44)            President since September 2003 and Chief Investment Officer and                 2001
   President                 Director since 2001 of Alger Management; President since 2003 and
                             Director since 2001 of Alger Associates, Inc. ("Associates"), Alger
                             Shareholder Services, Inc.("Services"), Fred Alger International
                             Advisory S.A. ("International") (Director since 2003), and Analysts
                             Resources, Inc. ("ARI"). Formerly Trustee of the Trust from 2001 to 2007.

Frederick A. Blum (53)       Executive Vice President and Treasurer of Alger Inc., Alger
                             Management, Associates, ARI, and Services since September 2003 and Senior Vice President prior thereto; Treasurer or Assistant
                             Treasurer since the later of 1996 or its inception; Director of Alger
                             SICAV and International and Chairman of the Board (and prior thereto
                             Senior Vice President) and Treasurer of Trust since 2003.

Zachary Karabell (39)        Executive Vice President (Vice President prior to October 2003 and Senior       2006
   Executive Vice            Vice President from October 2003 through December 2006) and Senior
   President                 Economic Analyst of Alger Management since 2002; consultant and author since 1997.

Hal Liebes (42)              Executive Vice President, Chief Legal Officer, Chief Operating Officer,         2005
   Secretary                 and Secretary of Alger Inc. and Alger Management, Formerly Chief
                             Compliance Officer 2004-2005, AMVESCAP PLC; U.S. General Counsel
                             1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset
                             Management.

Michael D. Martins (41)      Senior Vice President of Alger Management; Assistant Treasurer since            2005
   Assistant Treasurer       2004. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.

Lisa A. Moss (41)            Vice President and Assistant General Counsel of Alger Management since          2006
   Assistant Secretary       June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P.
                             from 2005-2006; Assistant General Counsel of AIM Management, Inc. from
                             1995-2005.

Barry J. Mullen (53)         Senior Vice President and Director of Compliance of Alger Management            2006
   Chief Compliance          since May 2006. Formerly, Director of BlackRock, Inc. from 2005-2006;
   Officer                   Vice President of J.P. Morgan Investment Management from 1996-2004.

Raymond Pinelli (51)         Senior Vice President of Alger Management since August 2001.                    2006
   Senior Vice President

----------
(1) The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2) Each officer's term of office is one year. Each of Messrs. Chung, Blum, Liebes, Martins and Mullen and Ms. Moss serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Trustees and officers of the Fund are permitted to purchase shares of the Fund without the payment of any sales charge. Applicable sales charges are waived for these individuals in order to promote the alignment of such individuals' economic interests with the Fund. The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2006. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2006.

                                 COMPENSATION TABLE

                                          TOTAL COMPENSATION PAID TO
                            AGGREGATE           TRUSTEES FROM
                           COMPENSATION    THE ALGER FUND COMPLEX
                               FROM           (NUMBER OF BOARDS
NAME OF PERSON, POSITION   SPECTRA FUND   ON WHICH TRUSTEE SERVES)
------------------------   ------------   --------------------------
CHARLES F. BAIRD, JR.        $ 8,000             $ 30,000(4)
ROGER P. CHEEVER             $ 8,000             $ 30,000(4)
LESTER L. COLBERT, JR.       $ 8,000             $ 38,000(5)
STEPHEN E. O'NEIL            $ 8,000             $ 44,000(6)
NATHAN E. SAINT-AMAND        $ 8,000             $ 44,000(6)

The following table shows each current Trustee's beneficial ownership as of the date of this Statement of Additional Information, by dollar range, of equity securities of the Funds and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000;
C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$250,000;
F = $250,001-$500,000; G = over $500,001.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

                                                                                                AGGREGATE
                                                                                                  EQUITY
                                                                                              SECURITIES OF
                                                                                                FUNDS IN
                                                                                               ALGER FUND
                            EQUITY           EQUITY          EQUITY           EQUITY             COMPLEX
                         SECURITIES OF   SECURITIES OF   SECURITIES OF     SECURITIES OF        OVERSEEN
NAME OF TRUSTEE          SPECTRA FUND      GREEN FUND     ALCHEMY FUND   INTERNATIONAL FUND    BY TRUSTEE
----------------------   -------------   -------------   -------------   ------------------   -------------
INTERESTED TRUSTEES

Hilary M. Alger               A                A               A                 A                 E

INDEPENDENT TRUSTEES

Charles F. Baird, Jr.         A                A               A                 A                 A
Roger P. Cheever              D                A               A                 A                 D
Lester L. Colbert, Jr.        C                                                                    C
Stephen E. O'Neil             A                A               A                 A                 A
Nathan E. Saint-Amand         A                A               A                 A                 E

INVESTMENT MANAGER

Alger Management serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement") and under the supervision of the Board of Trustees. As Manager, Alger Management makes investment decisions for each Fund and continuously reviews its investment program. Alger Management also serves as Administrator to the Funds and is responsible for the overall administration of the Funds pursuant to a written agreement (the "Administration Agreement"). As Administrator, Alger Management provides administrative services to the Funds, including: providing office space, telephone, office equipment and supplies; authorizing expenditures and approves bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Funds' investment portfolios and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

It is anticipated that Alger Inc., an affiliate of Alger Management, will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement and the Administration Agreement.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2006, had approximately $7.6 billion under management as well as $1.9 billion in other assets. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, a financial services holding company. As of the date of this SAI, Alger Associates and, indirectly, Alger Management, are controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Associates.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

FUND                   ADVISORY FEE RATE
----                   -----------------
Spectra Fund                 1.46%
Green Fund                    .71
Alchemy Fund                  .85
International Fund           1.00

Each Fund also pays Alger Management an administrative fee at the annual rate of ..04% of that Fund's average daily net assets.

For the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, Alger Management received $2,960,376, $3,029,513 and $3,735,425, respectively, from Spectra Fund under these arrangements.


DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

o    the firm's overall financial results and profitability;

o    the firm's overall investment management performance;


o current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and


o    the individual's leadership contribution within the firm.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER


The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of October 31, 2006 are as follows. No account's advisory fee is based on the performance of the account.

                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT       OTHER
                    COMPANIES     VEHICLES      ACCOUNTS
Patrick Kelly       5 ($852.9)      2 ($94.8)   38 ($628.7)
Fauzia Rashid              --             --            --
Christopher R.
Walsh                      --             --            --
Kevin Collins       2 ($212.2)            --            --
John Kiang                 --             --            --
Fred Lee                   --             --            --
Rosanne Ott         1 ($184.3)            --            --
Joanne Sayers       1 ($184.3)            --            --
Brian Schulz               --             --            --
Eric Shen                  --             --            --
Andrew
Silverberg        3 ($2,327.0)       1 ($9.0)           --
Daniel C.
Chung            18 ($4,857.8)      3 ($15.9)  20($1,089.3)
Gregory S.
Adams                      --             --       1 ($1.0)

SECURITIES OWNED BY THE PORTFOLIO MANAGERS

Mr. Kelly's beneficial interest in shares of the Spectra Fund, as of the date of this Statement of Additional Information, exceeds $100,000.

No other portfolio manager owns shares of the Fund he or she manages.


POTENTIAL CONFLICTS OF INTEREST


The portfolio managers are generally responsible for managing several accounts for several clients. In addition to the Funds and other funds advised by the Manager, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Fund. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger Management has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

EXPENSES OF THE FUNDS

Operating expenses for the Funds generally consist of all costs not specifically borne by Alger Management, including custodian fees, Trustees' fees, transfer agency fees, legal fees, auditing costs, investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Funds may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Funds while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This will have the effect of lowering a Fund's overall expense ratio and of increasing return to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

DISTRIBUTION PLAN

Under a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class N shares primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to the Fund's shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to Class N shares of the Funds for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of shares of the Funds, including but not limited to preparing, printing and distributing prospectuses, Statement of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Independent Trustees, and who have no direct or indirect financial interest in the operation of the Plan or any related agreements. All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the affected class of shareholders of the Fund. In addition, the Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the outstanding affected class of shares of the Fund or by vote of a majority of the Independent Trustees.

The Funds may compensate certain entities other than Alger Inc. and its affiliates for providing recordkeeping and/or administrative services to participating retirement plans and other institutional investors holding Fund shares. This compensation may be paid at an annual rate of up to 0.25% of the net asset value of shares of the Fund held by those accounts.


DISTRIBUTOR


From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, Morgan Stanley & Co., Oppenheimer & Co., Inc., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 711-6141.

TAXES


The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things, distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. In so qualifying, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. Each Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax.


In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.


Dividends of a Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.


If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.


Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets pursuant to a custodian agreement. State Street Bank & Trust Company also serves as transfer agent for the Fund pursuant to a transfer agency agreement, with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. The Fund and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Fund, Alger Inc. (or its affiliates) and nonaffiliated third-party service providers may enter into agreements for record keeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2006, the Trust paid Alger Shareholder Services, Inc. $41,711 under the Shareholder Administrative Services Agreement.


DIVERSIFICATION

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

CERTAIN SHAREHOLDERS


Set forth below is certain information regarding significant shareholders of the Funds.

The following table contains information regarding persons who are known to own of record 5% or more of Class N shares. All holdings are expressed as a percentage of the applicable Fund's outstanding shares as of February 1, 2007. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

CLASS N SHARES                        OWNERSHIP
--------------                        ---------
SPECTRA FUND

Charles Schwab & Co., Inc.
Special Custody Acct.
101 Montgomery Street
San Francisco, CA 94104 ...........       24.71%

National Financial Services
Omnibus Reconciliation
200 Liberty Street
New York, NY 10281 ................       10.52%

Fred Alger Management, Inc. .......        8.70%

GREEN FUND

Fred Alger & Company,
Incorporated ......................       58.00%*

Merrill Lynch FBO Its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. E., 2nd Floor
Jacksonville, FL 32246-6484 .......       12.92%

LPL Financial Services
9785 Towne Centre Dr.
San Diego, CA 92121-1968 ..........        7.61%

MFS Heritage Trust Company
FBO Certain Employee
Retirement Plan
500 Boylston St.
Boston, MA 02116-3740 .............        5.19%

* A shareholder who owns more than 25% of the voting securities of a class of shares of the Fund is deemed to "control" the Fund under the Act, and may heavily influence a shareholder vote.

As of February 1, 2007, each Fund's Trustees and officers as a group hold directly less than 1% of the Fund's outstanding Class N shares. Fred Alger Management, Inc., a New York corporation, is a wholly-owned subsidiary of Alger Associates, Inc., a New York corporation, of which Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger are the controlling shareholders. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of the Fund.


ORGANIZATION


The Trust is an investment company. From its inception in 1968 until February 12, 1996, the Trust was organized as a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Trust reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Trust was changed from "Spectra Fund, Inc." to "Spectra Fund." The Trust is authorized to offer an unlimited number of shares. The Trust changed its name to "The Spectra Funds" on January 4, 2007.

The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of four series of shares. All consideration received by the Trust for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the Act provides that any matter required to be submitted under the provisions of the Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Physical shares certificates are not issued for shares of the Funds.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Funds in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund's portfolio securities to Alger Management, the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Fund's website and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Fund.

OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for nonaudit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES


Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.


IN GENERAL


Current performance information for the Funds may be obtained by calling the Fund at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index or the Russell 3000 Growth Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The Spectra Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 711-6141 to obtain such information.


FINANCIAL STATEMENTS


The Fund's financial statements for the year ended October 31, 2006, are contained in the Annual Report to shareholders and are hereby incorporated by reference. Copies of the Fund's Annual and Semi-Annual Reports may be obtained free of charge by telephoning (800) 711-6141.

APPENDIX

Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

      The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

      Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

      Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S

Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or

APPENDIX
(continued)

there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

      Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

      Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which

APPENDIX
(continued)

DBRS has established for this category, few entities are able to achieve a AAA rating.

      Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

      Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

      Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

      Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

      The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

                      [This Page Intentionally Left Blank]

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:


Fred Alger & Company, Incorporated
Harborside Financial Center                             THE SPECTRA FUNDS
600 Plaza One
Jersey City, New Jersey 07311


TRANSFER AGENT:


State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480


CUSTODIAN BANK:


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101-0351


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, New York 10036

COUNSEL:
Hollyer Brady Barrett & Hines LLP                                   STATEMENT OF
551 Fifth Avenue                                                      ADDITIONAL
New York, New York 10176                                             INFORMATION


                                                                   MARCH 1, 2007


                                                                          [LOGO]

SSAI

                                     PART C

                                OTHER INFORMATION

Item 23.     Exhibits

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

     (a-1)   Agreement and Declaration of Trust (1) [EDGAR 2/98]


     (a-2) Certificate of Amendment of the Declaration of Trust and Certificate of Designation for Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund, dated January 4, 2007 - filed herewith


     (b)     By-laws of Registrant (1) [EDGAR 2/98]

     (b-1)   Amended and Restated By-laws of Registrant 12/7/2004 (12)

     (c)     See Exhibits (a) and (b)


     (d-1) Investment Advisory Agreement between The Spectra Fund and Fred Alger Management, Inc., dated January 17, 2007 - filed herewith.

     (e-1)   Distribution Agreement (1) [EDGAR 2/98]

     (e-2) Amendment to the Distribution Agreement for The Spectra Funds, dated February 14, 2007 - filed herewith


     (g-1)   Custody Agreement (4)

     (g-2) Amendment to Custodian Contract between State Street Bank and Trust Company and the Registrant 11/10/2004 (11)

     (g-3) Custodian Agreement between The Spectra Funds and State Street Bank and Trust, dated January 11, 2007 - filed herewith.

     (h-1)   Shareholder Servicing Agreement (1) [EDGAR 2/98]

     (h-2) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (11)

     (h-3) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (11)


     (i-1)   Consent of Hollyer Brady Smith & Hines LLP - filed herewith.


     (j-1)   Opinion and Consent of Sullivan & Worcester (5)

     (j-1-a) Opinion and Consent of Sullivan & Worcester (7)

     (j-2)   Consent of Ernst & Young LLP - filed herewith

     (m-1) Distribution Plan Pursuant to Rule 12b-1 for Class N Shares of the Spectra Fund, dated January 17, 2007 - filed herewith.

     (p)     Amended and Restated Code of Ethics 5/11/2004 (11)


     (q-1) Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O'Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr. and Nathan E. Saint-Amand, M.D. - filed herewith.


-------------------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on October 6, 1995.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on December 4, 1995.

(3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement, filed with the SEC on February 6, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 3 filed with the SEC on February 28, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on December 22, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 5 filed with the SEC on February 26, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on June 30, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 28, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 10 filed with the SEC on February 28, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on March 1, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC on February 18, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on February 28, 2006.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                                      None.

Item 25.  INDEMNIFICATION

         Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. ("Alger Management"), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.
Fred Alger International Advisory S.A.
Alger SICAV
Analysts Resources, Inc.
111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated
Alger Shareholder Services, Inc.
Harborside Financial Center, 600 Plaza One
Jersey City, New Jersey 07302

Listed below are the officers of Alger Management.

--------------------------------------------------------------------------------
NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION
ALGER MANAGEMENT                       OR VOCATION
--------------------------------------------------------------------------------
Daniel C. Chung                        President and Director of Alger
President, Chief Investment Officer    Associates, Inc., Alger Shareholder
and Director                           Services, Inc. and Fred Alger
                                       International Advisory S.A.; Director of
                                       Fred Alger & Company, Incorporated and
                                       Analysts Resources, Inc.
--------------------------------------------------------------------------------
Frederick A. Blum                      Chief Financial Officer, Executive Vice
Chief Financial Officer, Executive     President and Treasurer of Analysts
Vice President and Treasurer           Resources, Inc. and Alger Shareholder
                                       Services, Inc.; Director of Alger SICAV;
                                       Executive Vice President of Alger
                                       Associates, Inc.
--------------------------------------------------------------------------------
Hal Liebes                             Director, Chief Operating Officer and
Executive Vice President, Chief        Secretary of Alger Shareholder Services,
Legal Officer, Director and Secretary  Inc.; Director of Alger Associates, Inc.;
                                       Executive Vice President, Chief Legal
                                       Officer and Director of Fred Alger &
                                       Company, Incorporated
--------------------------------------------------------------------------------
Michael D. Martins
Senior Vice President
--------------------------------------------------------------------------------
Lisa Moss
Vice President and Assistant General
Counsel
--------------------------------------------------------------------------------
Barry J. Mullen
Senior Vice President and Chief
Compliance Officer
--------------------------------------------------------------------------------


For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management's current Form ADV (SEC File No. 801-06709) files under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27.  PRINCIPAL UNDERWRITER

         (a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, and The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

         (b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

         (c) Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records of Registrant are maintained by Mr. Frederick
A. Blum, Fred Alger & Company, Incorporated, Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311.

Item 29.  MANAGEMENT SERVICES

         Not applicable.

Item 30.  UNDERTAKINGS

         Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that this Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of February, 2007.



                                  SPECTRA FUND


                                            By:                *
                                                 -------------------------------
                                                 Dan C. Chung,
                                                 President

ATTEST:  /s/     Hal Liebes
         -------------------------
                 Hal Liebes, Secretary


Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


             Signature                    Title                                              Date
             ---------                    -----                                              ----


               *                          President                                    February 27, 2007
     ---------------------------              (Chief Executive Officer)                -----------------
          Dan C. Chung


               *                          Treasurer                                    February 27, 2007
     ---------------------------              (Chief Financial and Accounting          -----------------
         Frederick A. Blum                    Officer)


               *                          Trustee                                      February 27, 2007
     ---------------------------                                                       -----------------
        Charles F. Baird, Jr.


               *                          Trustee                                      February 27, 2007
     ---------------------------                                                       -----------------
          Roger P. Cheever


               *                          Trustee                                      February 27, 2007
     ---------------------------                                                       -----------------
        Lester L. Colbert, Jr.


               *                          Trustee                                      February 27, 2007
     ---------------------------                                                       -----------------
          Hilary M. Alger


               *                          Trustee                                      February 27, 2007
     ---------------------------                                                       -----------------
        Nathan E. Saint-Amand


               *                          Trustee                                      February 27, 2007
     ---------------------------                                                       -----------------
          Stephen E. O'Neil




*By: Hal Liebes
----------------------
     Hal Liebes
     Attorney-in-Fact

                                 Exhibit Index


(a-2) Certificate of Amendment of the Declaration of Trust and Certificate of Designation for Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund, dated January 4, 2007

(d-1) Investment Advisory Agreement between The Spectra Funds and Fred Alger Management, Inc., dated January 17, 2007

(e-2) Amendment to the Distribution Agreement for The Spectra Funds, dated February 14, 2007

(g-3) Custodian Agreement between The Spectra Funds and State Street Bank and Trust, dated January 11, 2007

(h-4) Administration Agreement between The Spectra Fund and Fred Alger Management, Inc., dated September 12, 2006


(i-1)     Consent of Hollyer Brady Smith & Hines LLP

(j-2)     Consent of Ernst & Young LLP


(m-1) Distribution Plan Pursuant to Rule 12b-1 for Class N Shares of The Spectra Fund, dated January 17, 2007


(q-1) Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O'Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr. and Nathan E. Saint-Amand, M.D.